UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2020

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093
(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Extension of Hazel Option Agreement

As previously disclosed in our Form 8-K filed on August 13, 2020, on that date, our subsidiaries Torchlight Energy, Inc. and Torchlight Hazel, LLC entered into an option agreement (the “Option Agreement”) with Masterson Hazel Partners, LP (“MHP”) and McCabe Petroleum Corporation. On September 18, 2020, the parties entered into a First Amendment to Option Agreement, under which, the date MHP must exercise its options under the Option Agreement was extended. MHP must now exercise the options no later than February 3, 2021, subject to extension to the earlier of May 31, 2021 or the maturity date of the promissory notes held by the David A. Straz, Jr. Foundation and David A. Straz, Jr. Irrevocable Trust DTD 11/11/1986, if MHP drills the well on the southern half of the prospect, provides notice no later than February 3, 2021 of its intent to conduct operations on the northern half of the prospect and on or before February 17, 2021, conducts operations sufficient to satisfy the drilling obligations regarding the second well on the northern half of the prospect.

The description of the First Amendment to Option Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which will be attached as an exhibit to our Form 10-Q for the quarter ended September 30, 2020.

Loan from McCabe Petroleum Corporation

On September 18, 2020, McCabe Petroleum Corporation, a company owned by our chairman Gregory McCabe (“MPC”), loaned us $1,500,000, evidenced by a 6% Secured Convertible Promissory Note (the “MPC Note”). The note bears interest at the rate of 6% per annum and provides for payment of the principal amount along with all accrued and unpaid interest in one lump sum payment on its maturity date of May 10, 2021. In connection with the proposed business combination transaction described below in Item 8.01 of this current report, the note provides the following requirements on the use of proceeds of the loan as follows: (i) we will lend $500,000 to Metamaterial pursuant to an 8% Unsecured Convertible Promissory Note (the “Metamaterial Note,” which is described further under Item 8.01); (ii) we will retain and use $500,000 for general corporate purposes, including without limitation, expenses incurred by us in connection with the proposed business combination transaction; and (iii) we will deposit $500,000 into an escrow account, to be held in escrow. If we and Metamaterial enter into a definitive agreement by the later of November 2, 2020 or such later date that is agreed to by us and Metamaterial in writing, the $500,000 from this escrow account will be released to us, and we will lend this amount to Metamaterial pursuant to another convertible promissory note (the “Second Metamaterial Note”). If we do not enter into a definitive agreement by the later of November 2, 2020 or such later date that is agreed to in writing, the $500,000 from this escrow account will be released back to MPC and deducted from the principal amount outstanding under the MPC Note.

The MPC Note is secured by our pledge of the Metamaterial Note and the Second Metamaterial Note (if issued). If we and Metamaterial do not enter into a definitive agreement by the later of November 2, 2020 or such later date that is agreed to in writing, then promptly after that date, we will assign to MPC the Metamaterial Note in full repayment and discharge of $500,000 (plus accrued and unpaid interested on the Metamaterial Note) of the principal amount of the MPC Note, and the remaining $500,000 (less accrued and unpaid interested on the Metamaterial Note) of the principal amount, plus all unpaid interest accrued under the MPC Note, will remain subject to the MPC Note. If a definitive agreement is entered into by the later of November 2, 2020 or such later date that is agreed to in writing, but the proposed business combination transaction is terminated prior to closing or otherwise does not close by the maturity date of the MPC Note, then we will assign to MPC both the Metamaterial Note and Second Metamaterial Note in full repayment and discharge of $1,000,000 (plus accrued and unpaid interested on the Metamaterial Note and Second Metamaterial Note) of the principal amount of the MPC Note, and the remaining $500,000 (less accrued and unpaid interested on the Metamaterial Note and Second Metamaterial Note) of the principal amount, plus all unpaid interest accrued under the MPC Note, will remain subject to the MPC Note.

The MPC Note also provides that if (i) we and Metamaterial do not enter into a definitive agreement by the later of November 2, 2020 or such later date that is agreed to in writing, or (ii) we and Metamaterial enter into a definitive agreement but the proposed transaction is terminated prior to closing or otherwise does not close by the maturity date of the MPC Note, then at such time and until the maturity date, MPC will have the right, at its option, to convert up to $500,000 of the remaining principal amount of the MPC Note, plus all unpaid interest accrued under the MPC Note, into shares of our common stock at a conversion price of $0.375 per share. Additionally, if the proposed transaction with Metamaterial closes, all principal and interest under the MPC Note will automatically convert into shares of our common stock at $0.375 per share.

The description of the MPC Note set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which will be attached as an exhibit to our Form 10-Q for the quarter ended September 30, 2020.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth above under the subheading “Loan from McCabe Petroleum Corporation” under Item 1.01 of this current report, which disclosure is incorporated herein by reference. The MPC Note was issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder. The subject issuance of securities does not involve a “public offering” based upon the following factors: (i) the issuance of the securities is an isolated private transaction; (ii) a limited number of securities will be issued to a limited number of purchasers; (iii) there were no public solicitations; (iv) the purchaser has represented that it is an “accredited investor”; (v) the investment intent of the purchaser; and (vi) the restriction on transferability of the securities to be issued.

Item 8.01 Other Events.

Letter of Intent with Metamaterial Inc. for Proposed Business Combination Transaction

On September 20, 2020, we entered into a non-binding letter of intent (“LOI”) with Metamaterial Inc., an Ontario business corporation headquartered in Nova Scotia, Canada (“Metamaterial”), for a proposed business combination transaction. Metamaterial is a developer of high-performance functional materials and nanocomposite products.

Preliminary LOI Transaction Parameters:

The following is a summary of the key terms of the proposed transaction as contemplated by the LOI. The proposed transaction remains subject to completion of a due diligence review by each party and negotiation of definitive agreements and the structure may change due to tax or other transaction considerations. There can be no assurance that the parties will reach agreement on the terms of definitive agreements or that the proposed transaction will be completed as currently contemplated or at all.

•	Torchlight Energy Resources, Inc. (“Torchlight”) to acquire Metamaterial through the issuance of common stock, such that at closing, the former equity holders of Torchlight are expected to hold 25% of the combined company (the “Combined Company”) with the former equity holders of Metamaterial owning the remaining 75%, and Metamaterial becoming a wholly-owned subsidiary of Torchlight.

•	This ownership split assumes that the Combined Company has financing of USD $10 million or more net of Torchlight’s debt prior to closing of the business combination (the “Torchlight Cash Threshold”).

•	The Combined Company shall use its commercially reasonable efforts to cause the Torchlight oil and gas assets to be sold by June 30, 2021. Torchlight legacy shareholders will be entitled to a special dividend distribution of any values attributable to the sale of Torchlight’s existing oil and gas business assets (net of Torchlight’s debt, and closing expenses incurred in connection with such sale, subject to a 10% holdback to be held for a 12 month period to address any potential liabilities relating to the sale of the oil and gas assets of TRCH’s pre-closing business).

•	The Combined Company, formerly known as Torchlight Energy Resources, Inc., will at closing focus its business to align with the current business of Metamaterial.

•	Torchlight has loaned USD$500,000 to Metamaterial pursuant to an unsecured convertible promissory note as described below under the subheading “Loan to Metamaterial Inc.,” and has agreed to loan an additional USD$500,000 to Metamaterial within five days of signing the definitive agreement.

•	Following the closing of the proposed transaction, the board of directors of the combined company shall be comprised of seven members, (a) one of whom shall be appointed by Torchlight, subject to the approval of Metamaterial and (b) one of whom shall be jointly agreed to by Metamaterial and Torchlight. Metamaterial shall appoint the five remaining members of the board, which members must include the required number of independent members to maintain the NASDAQ listing requirement.

•	Metamaterial’s CEO, George Palikaras to be appointed CEO of the Combined Company, along with the appointment of a new CFO. Torchlight’s management is to remain in an advisory role focused on winding down the Torchlight legacy business and maximizing the value obtained from the divestiture of the Torchlight oil and gas assets.

•	Pursuant to the LOI, both Torchlight and Metamaterial are prohibited from directly or indirectly soliciting or participating in any discussions regarding a sale of their business until November 2, 2020, unless extended in writing by both parties.

Entry into the above proposed transaction will be subject to satisfactory completion of due diligence by both parties, negotiation of a definitive agreement and audits of Torchlight and Metamaterial. If a definitive agreement is entered into, it is expected that the closing of a transaction will include customary closing conditions, including NASDAQ and Canadian Securities Exchange approval and approval by the shareholders of both companies, in addition to the closing conditions described above. There can be no assurances that a transaction will be consummated as a result of the LOI.

Loan to Metamaterial Inc.

On September 20, 2020, we loaned Metamaterial $500,000, evidenced by an 8% Unsecured Convertible Promissory Note. The note bears interest at the rate of 8% per annum and provides for payment of the principal amount along with all accrued and unpaid interest in one lump sum payment on its maturity date of September 20, 2022. Metamaterial has the right to redeem after 120 days. The note is convertible at the price of $0.35 (CAD) per share at the option of the holder if the definitive agreement for the proposed transaction between us and Metamaterial is not entered into by November 2, 2020 (unless extended in writing by the parties) or the definitive agreement is entered but is terminated or expires without closing.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight Energy Resources expects or anticipates will occur in the future, such as stated objectives or goals, our refinement of strategy, our attempts to secure additional financing, our exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including those risks and uncertainties described in or implied by the Risk Factors and the Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our 2019 Annual Report on Form 10-K, filed on March 16, 2020, and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release announcing letter of intent with Metamaterial Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: September 23, 2020	By: /s/ John A. Brda
John A. Brda
President